Exhibit 10.36.4

              FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT
(this "Amendment"), dated as of November 13, 1996, is
entered  into  by and  among RIGHTCHOICE MANAGED CARE,
INC. (the "Company"),  the several financial institutions
party to the Credit Agreement (as defined below) (the
foregoing financial    institutions collectively, the
"Banks"), BANK OF AMERICA NATIONAL TRUST  AND SAVINGS
ASSOCIATION, as administrative agent for itself and the Banks (the "Administrative Agent") and THE BOATMEN'S
NATIONAL BANK OF ST. LOUIS, as co-agent for the Banks (the
"Co-Agent").

                            RECITALS
     A.     The Company, Banks, the Co-Agent and the
Administrative Agent are parties to a Credit Agreement dated as of August 10, 1995 (as amended, the "Credit
Agreement") pursuant to which the Administrative Agent, the Co-Agent and the Banks have extended certain credit facilities to the Company.

     B.     The Company has requested that the Credit
Agreement be amended to (i) revise the definition of Applicable Margin, (ii) revise the commitment fees rate, (iii) provide for a limited waiver of the Debt to EBITDA ratio, (iv) provide for a limited waiver of the Fixed Charge Coverage Ratio, and (v) suspend the
Company's rights to make any further borrowings under the Credit Agreement.

     C.      The Banks are willing to amend the Credit
Agreement, subject to the terms and conditions of this Amendment.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.      Defined  Terms.   Unless otherwise  defined
herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.        Amendments to Credit Agreement.

          (a)       Section 1.1 is amended so that the
definition of "Applicable Margin" shall read in its entirety as follows: "Applicable Margin" means 1.125%
(or 112.5  basis  points)  per annum.

          (b)       Notwithstanding any
provision to the contrary in Section
2.10(b)   of  the  Credit Agreement,
commencing   on November 13, 1996 the
Commitment Fee under Section 2.10(b)
shall be payable at a rate equal to
0.30% (30 basis points) per annum.

          (c)       The Majority Banks hereby
waive compliance by the Company  with
the financial covenant in Section
7.1(c)  of the Credit  Agreement, it
being understood that (i)  such
waiver is limited to the period
commencing September 30, 1996 and
ending on the close  of business  on
February 15, 1997,  and (ii)  upon
termination of such period, the
Company shall be obligated to comply
with Section 7.1(c).

          (d)       The Majority Banks
hereby waive compliance as of
September 30, 1996 by the Company with
the financial covenant  in Section
7.1(d) of the Credit Agreement, it
being understood  that such waiver is
limited to the fiscal quarter ending
September 30,  1996.

         (e)       Notwithstanding
Section  2.1 and Section 2.3 of the Credit
Agreement, from the date hereof
through February 15, 1997, the  Banks
shall  not be obligated to make any
loan  under the Credit Agreement, nor
shall the Company be entitled to
borrow under the  Credit Agreement, if
after giving effect thereto the
aggregate principal amount of loans
outstanding under the Credit Agreement
would exceed the aggregate principal
amount  of loans outstanding  as  of
November 13, 1996. The foregoing shall
not prohibit the Company from
conversions or continuations pursuant
to Section 2.4 of the Credit
Agreement.

 3.        Representations and
Warranties.
The Company hereby represents and
warrants to the Administrative Agent
and the Banks as follows:

       (a)       Subject to the
effectiveness of the amendments
contemplated hereby, no Default or
Event of Default has occurred and is
continuing.

        (b)       The execution,
delivery and performance by the
Company of  this Amendment have been
duly authorized by all necessary
corporate and other action and do not
and will not require  any registration
with, consent or approval of, notice
to  or action by, any Person
(including any Governmental Authority)
in order to be effective and
enforceable. The Credit Agreement as
amended by this Amendment constitutes
the  legal,  valid and binding
obligation  of the Company,
enforceable against it in accordance
with its respective  terms, without
defense, counterclaim  or offset.

       (c)       Subject to the
effectiveness of the amendments
contemplated hereby, all
representations and warranties of the
Company contained in the Credit
Agreement are true and correct.

       (d)       The Company is
entering into this Amendment on the
basis  of its own investigation and
for its own reasons, without reliance
upon the Administrative Agent and the
Banks or any other Person.

4.        Effective Date.  This
Amendment will become effective on
the date the Administrative Agent has
received (a) from the Company  and the
Majority Banks a duly executed
original (or,  if elected by the
Administrative Agent, an executed
facsimile copy) of this Amendment, and
(b) from the Company, an opinion  of
the Company's counsel to the effect
that this Amendment has been duly
authorized, executed and delivered by
the  Company and is  the legal, valid
and binding obligation of the Company.

5.        Reservation of Rights.  The
Company  acknowledges and agrees  that  the
execution and delivery by  the
Administrative Agent and the Banks of
this Amendment, shall not be deemed
to create a   course   of dealing or
otherwise obligate   the
Administrative Agent or the Banks to
forbear or execute similar amendments
under the same or similar
circumstances in the future.

     6.        Miscellaneous.
          (a)       Except as herein
expressly amended, all terms,
covenants and provisions of the Credit
Agreement are and shall remain in
full force and effect and all
references therein  to such Credit
Agreement  shall henceforth refer  to
the Credit Agreement as amended by
this Amendment.  This Amendment shall
be deemed incorporated into, and a
part of, the Credit Agreement.

          (b)       This Amendment
shall be binding upon and inure to the
benefit of the parties hereto and
thereto and their respective
successors  and assigns. No third
party  beneficiaries are intended in
connection with this Amendment.

          (c)       THIS AMENDMENT
SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE
OF ILLINOIS; PROVIDED THAT THE
ADMINISTRATIVE AGENT AND THE BANKS
SHALL RETAIN ALL RIGHTS ARISING UNDER
FEDERAL
LAW.
          (d)       This Amendment may
be executed in any number of
counterparts, each of which shall be
deemed an original, but all such
counterparts together shall constitute
but one and the same instrument. Each
of the parties hereto understands  and
agrees that this document (and any
other document required herein) may be
delivered by any party thereto either
in  the form of an executed original
or  an executed original  sent by
facsimile transmission to be followed
promptly by mailing of  a hard copy
original,  and that  receipt by the
Administrative Agent  of a facsimile
transmitted document purportedly
bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the
Administrative Agent  to receive  the
hard copy executed original of such
document  shall not diminish the
binding effect of receipt  of  the
facsimile transmitted executed
original of such document of the party
whose hard copy page was not received
by the Administrative Agent.

         (e)       This Amendment,
together with the Credit Agreement,
contains the entire and exclusive
agreement of the parties hereto with
reference to the matters discussed
herein and therein. This Amendment
supersedes all prior drafts and
communications  with respect thereto.
This Amendment may not be amended
except  in accordance  with the
provisions of Section 10.1 of  the
Credit Agreement.

        (f)       If any term or
provision of this Amendment shall be
deemed prohibited by or invalid under
any applicable  law,  such provision
shall be invalidated without affecting
the remaining provisions   of this
Amendment or the Credit Agreement,
respectively.

        (g) The Company covenants to pay to or
reimburse the Administrative Agent and
the Banks, upon demand,  for all
costs and expenses  (including
allocated costs of in-house  counsel)
incurred   in connection with the
development, preparation, negotiation,
execution and delivery of this
Amendment, including without
limitation appraisal, audit, search
and  filing  fees incurred in
connection therewith.

           IN  WITNESS WHEREOF, the
parties hereto have executed and
delivered this Amendment as of the
date first above written.


RIGHTCHOICE MANAGED CARE, INC.
By: /s/ Sandra Van Trease
Title: Senior Vice President and
Chief Finance Officer
By: /s/ Janice C. Forsyth
Title: Senior Vice President and
General Counsel


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS  ASSOCIATION,  as
Administrative Agent
By: /s/ Wyatt R. Ritchie
Title: Managing Director


BANK OF AMERICA NATIONAL TRUST. AND
SAVINGS ASSOCIATION, as  a Bank

By: /s/ Wyatt R. Ritchie
Title: Managing Director


THE BOATMEN'S NATIONAL BANK OF ST.
LOUIS, as Co-Agent and as a Bank

By: /s/ Stephen Sainz
Title: Corporate Banking Officer


THE BANK OF NOVA SCOTIA

By:
Title:


MERCANTILE BANK OF ST. LOUIS, N.A.

By: /s/ Ann L. Vazquez
Title: Vice President


BANK OF MONTREAL

By:
Title: